Exhibit 1

AGREEMENT OF JOINT FILING

(CAESARS ENTERTAINMENT CORPORATION)

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13D and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 16, 2017.

APOLLO HAMLET HOLDINGS, LLC

By:	/s/ Laurie E. Medley
Name:	Laurie D. Medley
Title:	Authorized Person

APOLLO HAMLET HOLDINGS B, LLC

By:	/s/ Laurie E. Medley
Name:	Laurie D. Medley
Title:	Authorized Person

CO-INVEST HAMLET HOLDINGS B, LLC

By:	/s/ David Sambur
Name:	David Sambur
Title:	Authorized Person

CO-INVEST HAMLET HOLDINGS, SERIES LLC

By:	/s/ David Sambur
Name:	David Sambur
Title:	Authorized Person

APOLLO INVESTMENT FUND VI, L.P.

By:	Apollo Advisors VI, L.P.
its managing partner

By:	Apollo Capital Management VI, LLC
its general partner

	By:	/s/ Laurie E. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT VI, L.P.

By:			AIF VI Management, LLC
its general partner

By:	/s/ Laurie E. Medley
Name:	Laurie D. Medley
Title:	Vice President

AIF VI MANAGEMENT, LLC

By:			/s/ Laurie E. Medley
Name:			Laurie D. Medley
Title:			Vice President

APOLLO MANAGEMENT, L.P.

By:			Apollo Management GP, LLC
its general partner

By:	/s/ Laurie E. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:			/s/ Laurie E. Medley
Name:			Laurie D. Medley
Title:			Vice President

AAA INVESTMENTS (CO-INVEST VI), L.P.

By:			AAA Associates, L.P.
its general partner

By:	Apollo Alternative Assets, L.P.
its service provider

By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC
its general partner

		By:	/s/ Laurie E. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AAA ASSOCIATES, L.P.

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

		By:	/s/ Laurie E. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AAA MIP LIMITED

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

		By:	/s/ Laurie E. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC
its general partner

		By:	/s/ Laurie E. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:		Apollo International Management GP, LLC
its general partner

By:	/s/ Laurie E. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:		/s/ Laurie E. Medley
Name:		Laurie D. Medley
Title:		Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:		Apollo Management Holdings GP, LLC
its general partner

By:	/s/ Laurie E. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:		/s/ Laurie E. Medley
Name:		Laurie D. Medley
Title:		Vice President

LEVERAGESOURCE III (H HOLDINGS), L.P.

By:		LeverageSource III GP, Ltd.
its general partner

By:	Apollo Advisors VI (EH), L.P.
its sole shareholder

By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie E. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

LEVERAGESOURCE III GP, LTD.

By:	Apollo Advisors VI (EH), L.P.
its sole shareholder

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie E. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

LEVERAGESOURCE V, S.À R.L.

By:	LeverageSource V, L.P.
its sole shareholder

	By:	LS V GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

LEVERAGESOURCE V, L.P.

By:	LS V GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

LS V GP, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

LEVERAGESOURCE HOLDINGS, L.P.
with respect to SERIES V therof

By:	LeverageSource Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

LEVERAGESOURCE HOLDINGS GP, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

LEVERAGESOURCE, L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie E. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

By:	Apollo Advisors VII (EH), L.P.
its general partner

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie E. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO ADVISORS VI (EH), L.P.

By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

By:	/s/ Laurie E. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO ADVISORS VI (EH-GP), LTD.

By:	/s/ Laurie E. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO ADVISORS VII (EH), L.P.

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

By:	/s/ Laurie E. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO ADVISORS VII (EH-GP), LTD.

By:	/s/ Laurie E. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President